Income Taxes	12 Months Ended
Apr. 30, 2013
Income Taxes
NOTE 3 - Income Taxes

At April 30, 2013, the Company had available a net-operating loss carry-forward of $86,653, which may be applied against future taxable income, if any, at various times through 2033. Certain significant changes in ownership of the Company may restrict the future utilization of these tax loss carry-forwards.

At April 30, 2013, the Company has a deferred tax asset of approximately $47,000 representing the benefit of its net operating loss carry-forward. The Company has not recognized the tax benefit because realization of the tax benefit is uncertain and thus a valuation allowance has been fully provided against the deferred tax asset. The difference between the Federal Statutory Rate of 34% with the combined state and local tax rate of 20% and the Company’s effective tax rate of 0% is due to an increase in the valuation allowance of approximately $23,000 for the year ended April 30, 2013.